SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) September 30, 2005


                       FORD CREDIT AUTO OWNER TRUST 2005-C
                     (Ford Credit Auto Receivables Two LLC)
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                333-89048-06              35-6739874
------------------------  -----------------------         ----------
(State or other juris-    (Commission File Number)      (IRS Employer
diction of incorporation                                  Identification No.)



One American Road, Dearborn, Michigan            48126
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
------------------------

     The Monthly Servicing Report relating to the Ford Credit Auto Owner Trust 2005-C for the Collection Period ended September 30, 2005, is attached hereto as
Exhibit 19 and is incorporated herein by reference.



Item 9.01  Financial Statements and Exhibits.
---------------------------------------------


                                    EXHIBIT
                                    -------

Designation          Description                        Method of Filing
-----------          -----------                        ----------------
Exhibit 19          Ford Credit Auto Owner              Filed with this Report.
                    Trust 2005-C
                    Servicing Report for the
                    Collection Period ended
                    September 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Ford Credit Auto Receivables Two LLC
                                                (Registrant)


Date: October 17, 2005       By:/s/ J. P. Topolski
                                    ---------------------------------
                                    Assistant Secretary
                                    Ford Motor Credit Company
                                     as Servicer




                                  EXHIBIT INDEX
                                  -------------


Designation          Description
-----------          -----------
Exhibit 19          Ford Credit Auto Owner
                    Trust 2005-C
                    Servicing Report for the
                    Collection Period ended
                    September 30, 2005.




                                      -3-